IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                          MONTHLY OPERATING REPORT
        Calendar Month October 1 to October 31, 2002 (ACI, AI, BA, CSS)

                       FINANCIAL BACKGROUND INFORMATION

1.     ACCOUNTING BASIS:   Cash [ ]         Accrual [X]

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

       Gregory Boryan, Controller
       Ardent, Inc.
       6861 Elm Street, 1st Floor
       McLean, VA  22101
       703-827-5383

3.     NUMBER OF EMPLOYEES paid during this period:  6

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period?

       Yes [ ] No  [x].  If yes, explain below.

5.     Are all BUSINESS LICENSES current? Yes [x]  No [ ]  Not Applicable [ ]

6.     PRE-PETITION ACCOUNTS RECEIVABLE:

       Beginning Balance     $  0
       Collected this Period    0             NOTE: Ending balance is net of
       Non-cash Adjustments     0                   allowance for uncollected
       Ending Balance        $  0                   accounts.

7.     POST-PETITION ACCOUNTS RECEIVABLE:

       0-30 Days: $ 391,460  31-60 Days:  $0   Over 60 Days: $347,583

       If there are any post-petition Accounts Receivable over 60 days, pro vide schedule AR giving a listing of such accounts and explain the delinquencies.

8.     POST-PETITION ACCOUNTS PAYABLE:

       0-30 Days: $1,538,544  31-60 Days:  $0        Over 60 Days: $0

       If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes [x] No [ ]. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period.

       All taxes are reported and remitted to the appropriate taxing
       -------------------------------------------------------------
       authorities by our outside payroll service, Ceredian Pay America.
       ----------------------------------------------------------------

       Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.

       Ceredian payroll tax reports attached.
       -------------------------------------

10.    ESCROW ACCOUNTS. Are you utilizing your tax account only for deposits
       and payment of payroll and sales taxes?  Yes [  ]   No [ ].  If no,
       explain:  N/A

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes [X] No [ ] Explain:

12.    INSURANCE EXPIRATION STATEMENT.  Policy expiration dates are:

       Auto & Truck  N/A              Liability 5/10/03
       Fire          5/10/03          Workers Comp. 10/31/02

13.    ACTIONS OF DEBTOR.  During the last month, did the debtor:

       (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
       Yes [ ]No [X] Explain:

       (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the
       going-concern value of the assets of the debtor?  Yes [X]   No [ ]
       Explain:

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with con trol over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

       Yes [ ] No [X] Explain:  See attached schedule

15.     PAYMENTS TO SECURED CREDITORS during reporting period:
        (Attach additional sheets, if necessary.)

Creditor       Freq. of Payments   Amount of    Next    Post Petition Payments
                 Per Contract        each     Payment         Not Made
                  (mo, qtr)         Payment     Due        Mo.       Amt.
------------------------------------------------------------------------------
Nortel Networks, Inc.  NA           200,248      NA        NA
TUT Systems, Inc.      NA            75,575      NA        NA

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period:
     (Attach additional sheets, if necessary.)


      Professional        Service                          Amount
      ----------------------------------------------------------------
       None

17.   QUARTERLY U.S. TRUSTEE FEES paid during reporting period:    $6,250


18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

      Dated: December 6, 2002                   DEBTORS-IN-POSSESSION
                                                Ardent Communications,
                                                Inc. and subsidiaries

 Name/Title: Ulysses Auger, CEO              By: /s/ Ulysses Auger
                                                 -------------------------
 Address: 6861 Elm Street, Suite 2E
          McLean, VA 22101                      Phone:   703-827-5380

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                        Monthly Operating Report
                             Income Statement
                       (Business Debtor, Accrual Basis)
     Calendar Month October 1, 2002 to October 31, 2002 (ACI, AI, BA, CSS)
       Year to Date January 1, 2002 to October 31, 2002 (ACI, AI, BA, CSS)
               (all figures refer to post-petition transactions)


                                                Current Month   Year to Date
                                                -------------   ------------

(A) Total Sales/Income            (A)                     -       3,811,650

(B) Total Cost of Sales           (B)                 1,426       3,449,730
                                                -------------   -------------
(C) Gross Profit                  (C=A-B)            (1,426)        361,920
                                                -------------   -------------
Operating Expenses

Officer Salaries (Gross)                             12,500         557,491
Other Employee Salaries (Gross)                      48,469       1,428,719
Taxes (Payroll: Employer's Share)                     2,945         132,943
Employee Benefits (Insurance, Pension                30,638         354,001
    Plan, etc. Employer's Share)

Advertising                                               -           1,263
Bad Debts                                            42,209         754,164
Depreciation and Amortization                             -       1,473,476
Insurance (Other)                                     2,746         401,021
Outside Services & Contractors                          370           4,260
Professional Fees (Attorney, Accountant)            151,577       2,506,647
Rent and leases                                      18,351         664,398
Repairs & Maintenace                                      -         882,620
Supplies                                             (1,408)         29,389
Taxes and Other                                           -      (1,025,008)
Telephone                                               941          25,471
Travel                                                  982         (90,046)
Utilities                                                 -          32,372
U.S. Trustee Quarterly Fee                                -          28,666
Bank charges                                          2,717          49,762
                                                 ----------       ----------
(D) Total Operating Expenses     (D)                313,038       8,214,608
                                                 ----------       ----------

(E) Profit/(Loss)from operations (E=C-D)           (314,464)     (7,852,688)
                                                 ----------       ----------
Other Income (Expenses)

    Interest Income                                   2,044          54,977
    Interest Expense                                      -               -
    Impairment of Fixed Assets                   (1,728,174)     (1,728,174)
    Other Income (Expense)                           56,325      (9,390,375)
Extraordinary Items
                                                -----------       ----------
(F) Total Other Income/Expense &
       Extraordinary Items       (F)             (1,669,805)     (11,063,572)
                                                ------------      ----------
(G) Income (Loss) Before Taxes   (G=E+F)         (1,984,269)     (18,916,260)

(H) Income Tax Expense (Benefit) (H)                      -         (196,288)
                                                ------------     -----------
(I) Net Income (Loss)            (I=G-H)         (1,984,269)     (18,719,972)
                                                ============     ===========

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                         Monthly Operating Report
                Income Statement (Adjusted for Non-Recurring)

                     (Business Debtor, Accrual Basis)
   Calendar Month October 1, 2002 to October 31, 2002 (ACI, AI, BA, CSS)
            (All figures refer to post-petition transactions)


                                      Oct-02   (1)Non-recurring      Oct-02
                                     Actuals       Adjustments     Operations
                                  -------------   --------------- ------------

(A) Total Sales/Income  (A)                 -                              -

(B) Total Cost of Sales (B)             1,426                          1,426
                                 ---------------------------------------------
(C) Gross Profit        (C=A-B)        (1,426)              -         (1,426)
                                 ---------------------------------------------
Operating Expenses

Officer Salaries (Gross)              12,500                          12,500
Other Employee Salaries (Gross)       48,469                          48,469
Taxes (Payroll: Employer's Share)      2,945                           2,945
Employee Benefits (Insurance,
 Pension Plan, etc. Employer's        30,638                          30,638
    Share)

Advertising                                -                               -
Bad Debts                             42,209                          42,209
Depreciation and Amortization              -                               -
Insurance (Other)                      2,746                           2,746
Outside Services & Contractors           370                             370
Professional Fees (Attorney,
                   Accountant)       151,577                         151,577
Rent and leases                       18,351                          18,351
Repairs & Maintenance                      -                               -
Supplies                              (1,408)                         (1,408)
Taxes and Other                            -                               -
Telephone                                941                             941
Travel                                   982                             982
Utilities                                  -                               -
U.S. Trustee Quarterly Fee                 -                               -
Bank charges                           2,717                           2,717
                                   -------------------------------------------
(D) Total Operating Expenses (D)     313,068                -        313,038
                                   -------------------------------------------
(E) Profit/(Loss)from
    operations (E=C-D)               314,464                 -      (314,464)
                                   -------------------------------------------
Other Income (Expenses)

    Interest Income                    2,044                           2.044
    Interest Expense                       -                               -

    Impairment of Fixed Assets    (1,728,174)       1,728,174              -
    Other Income (Expense)            56,325          (56,400)           (75)

Extraordinary Items
                                  --------------------------------------------
(F) Total Other Income/Expense
      & Extraordinary Items   (F) (1,669,805)       1,661,774          1,969
                                  --------------------------------------------
(G) Income (Loss) Before
       Taxes   (G=E+F)            (1,984,269)       1,671,774       (312,495)

(H) Income Tax Expense  (H)                -                            -
                                  --------------------------------------------
(I) Net Income (Loss) (I=G-H)     (1,984,269)       1,671,774       (312,495)
                                  ============================================


NON-RECURRING ADJUSTMENTS
FOR THE MONTH ENDED OCTOBER 2002

                                                                                 Better
        Adjustment Type           Description                                    (Worse)
        ---------------           -----------                                   ----------
Impairment of Fixed Assets        Write down of impaired assets                 $  1,728,174
Other Income (Expense)            Return of fees associated with a
                                  preference action                             $    (56,400)
                                                                                 -----------
                                                                                $  1,671,774



IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                              Balance Sheet
                           As of October 31, 2002


CURRENT ASSETS
  Cash                                             1,827,021
  Pre-Petition Accounts Receivable                     -
  Post-Petition Accounts receivable                  739,043
  Other current assets                                60,075
                                                 ------------
      Total Current Assets                                        2,626,139

FIXED ASSETS
  Land
  Buildings
  Equipment, Furniture & Fixtures                     287,976
                                                 ------------
  Gross Fixed Assets                                  287,976
     Less Accumulated Depreciation                          0
                                                 ------------
     Total Fixed Assets                                             287,976

OTHER ASSETS
  Other Long-Term Assets                              682,008
                                                  -----------
      Total Other Assets                                             682,008
                                                                 -----------
TOTAL ASSETS                                                       3,596,123
                                                                 ===========

POST-PETITION LIABILITIES:
  Accounts Payable                                  1,538,544
  Accrued Salaries and Benefits                       324,118
  Other liabilities
                                                   -----------
       Total Post-Petition Liabilities                             1,862,663

PRE-PETITION LIABILITIES:
  Priority Claims
  Secured Debts                                    16,740,862
  Unsecured Debts                                  93,414,251
  Accrued Dividends on Preferred Stock              2,928,865
                                                  -----------
       Total Pre-Petition Liabilities                            113,083,979

OTHER LIABILITIES
  Other Accrued Liabilities                           745,103
                                                  -----------
                 Total Other Liabilities                             745,103

OWNERS' EQUITY (Deficit):
        Preferred Stock                           188,076,592
        Treasury Stock                            (17,073,421)
        Common Stock                                  242,698
        Stock Warrants                             63,375,977
        Paid in Capital                           223,307,675
        Retained Earnings (Deficit)
          Pre-Petition                           (490,041,901)
          Post-Petition                           (79,983,242)
          Total Owners' Equity (Deficit)                        (112,095,622)
                                                                 ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         3,596,123
                                                                 ============

NOTE: All equity received by Ardent Communications, Inc. (parent) was transferred to the subsidiaries to fund operating losses and capital expenditures.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                          CASH RECONCILIATION REPORT
                       (Business Debtor, Accrual Basis)
    Current Month October 1, 2002 to October 31, 2002 (ACT, AI, BA, CSS) Year to Date October 1, 2002, 2002 to October 31, 2002 (ACI, AI, BA, CSS)
               (All figures refer to post-petition transactions)

                                                Current           YTD
                                                 Month           Totals
                                                -------          ------

(A)  Beginning Cash Balance     (A)           1,335,278        3,066,969

(B)  Net Income (Loss)          (B)          (1,984,269)     (18,719,972)

Add Expenses (Income) Not Affecting Cash:
     Depreciation                                     -        1,473,476
     Bad Debt Expense                            42,209          754,164
                                             ----------        ---------
(C)  Sub-Total                  (C)              42,209        2,227,640
                                             ----------        ---------
(D)  Cash from Operations       (D=B+C)      (1,942,060)     (16,492,332)
                                             ----------        ---------

Other Sources (Uses) of Cash:

Sources (Uses)
--------------
Decrease (Incr)- Restricted Cash
                 (Held in Escrow)                     -                -
Decrease (Incr)- Accounts Receivable             89,121          834,776
Decrease (Incr)- Other Current Assets             7,880          853,813
Decrease (Incr)- Other Long-Term Assets               -          490,676
Decrease (Incr)- Equipment, Furniture &
                 Fixtures                      2,578,222      15,885,304
Increase (Decr)- Post-Petition Liabilities      (201,314)        986,024
Increase (Decr)- Pre-Petition and
                 Other Accrued Liabilities       (40,017)     (3,798,209)
(Less) Unrecorded bank service charges              -                -
                                              ---------       ----------
(E)  Total Other Sources (Uses) of Cash (E)    2,443,803      15,252,384
                                              ---------       ----------
(F)  Ending Cash Balance          (F=A+D+E)   1,827,021        1,827,021
                                              =========        =========
(G)  Balance per Bank Statement   (G)         2,169,372
(H)     Less Outstanding Checks   (H)           342,351
(I)     Add Deposits in Transit   (I)               -
                                              ---------
(J)     Reconciled Bank Balance   (J=(G-H)+I) 1,827,021
                                              =========

Ending Cash Balance (F) and Reconciled Bank Balance (J) should equal.


Beginning Cash Checkbook Balance              1,335,278        3,066,969

Inflows                                       1,092,621       11,462,918

Release of PSI Escrow Funds                           -          235,639

Outflows                                       (600,878)     (12,938,506)
                                              ---------        ---------

Ending Cash Checkbook Balance                 1,827,021        1,827,021
                                              =========        =========

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085


                      CASH DISBURSEMENTS SUMMARY REPORT
              Calendar Month October 1, 2002 to October 31, 2002 (ACI)
               (All figures refer to post-petition transactions)


Total Disbursements from Operating Account              -
Total Disbursements from Payroll Account                -
Total Disbursements from Tax Escrow Account             -
Total Disbursements from any Other Account              -
                                                    ---------
Total Disbursements from all Accounts                   -
                                                    =========

NOTE:  Excludes intercompany transfers to/from subsidiaries.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent, Inc. (AI)                  Case No.: 01-2086

                      CASH DISBURSEMENTS SUMMARY REPORT
         Calendar Month October 1, 2002 to October 31, 2002 (AI)
          (All figures refer to post-petition transactions)


Total Disbursements from Operating Account            545,363
Total Disbursements from Payroll Account               55,515
Total Disbursements from Tax Escrow Account             -
Total Disbursements from any Other Account              -
                                                    ---------
Total Disbursements from all Accounts                 600,878
                                                    =========

NOTE:  Excludes intercompany transfers to/from subsidiaries.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Business Anywhere USA, Inc. (BA)   Case No.: 01-2208


                      CASH DISBURSEMENTS SUMMARY REPORT
         Calendar Month October 1, 2002 to October 31, 2002 (BA)
           (All figures refer to post-petition transactions)


Total Disbursements from Operating Account              -
Total Disbursements from Payroll Account                -
Total Disbursements from Tax Escrow Account             -
Total Disbursements from any Other Account              -
                                                    ---------
Total Disbursements from all Accounts                   -
                                                    =========

NOTE:  Excludes intercompany transfers to/from subsidiaries.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)  CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                      CASH DISBURSEMENTS SUMMARY REPORT
         Calendar Month October 1, 2002 to October 31, 2002 (CSS)
         (All figures refer to post-petition transactions)


Total Disbursements from Operating Account              -
Total Disbursements from Payroll Account                -
Total Disbursements from Tax Escrow Account             -
Total Disbursements from any Other Account              -
                                                    ---------
Total Disbursements from all Accounts                   -
                                                    =========

NOTE:  Excludes intercompany transfers to/from subsidiaries.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                             ACCOUNTS RECEIVABLE
                            As of October 31, 2002
               (All figures refer to post-petition transactions)


   Creditor       Total     Date       Past Due     Past Due
                   Due    Incurred  (31-60 days) (Over 60 days)


TOTAL           $739,043  Various           -       347,584


NOTE: Details of Accounts Receivable available upon request.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                             ACCOUNTS PAYABLE
                        As of October 31, 2002
               (All figures refer to post-petition transactions)


   Creditor       Total     Date       Past Due     Past Due
                   Due    Incurred  (31-60 days) (Over 60 days)


TOTAL          1,538,544   Various         -             -


NOTE: Details of Accounts Payable available upon request.